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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 8, 1998


                              GLACIER BANCORP, INC.


             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



       333-50965                                          81-0519541
------------------------                        -------------------------------
(Commission File Number)                        IRS Employer Identification No.


                                  P. O. Box 27
                                 202 Main Street
                            Kalispell, MT 59903-0027
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (406) 756-4200



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ITEM 1 - CHANGE IN CONTROL OF REGISTRANT

            Pursuant to the Agreement and Plan of Reorganization dated March 25, 1998, approved by the shareholders of Glacier Bancorp, Inc. ("Glacier") on July 8, 1998, Glacier was merged with and into GB, Inc., a subsidiary formed by Glacier solely for the purpose of facilitating the reorganization. On that date, Articles of Merger were filed with the Delaware Secretary of State merging the two companies and GB, Inc. (the resulting company) changed its name to "Glacier Bancorp, Inc." ("Company").

            For further information concerning the reorganization, reference is made to the Proxy Statement/Prospectus dated June 5, 1998 previously filed with the Securities and Exchange Commission ("SEC"), which is hereby incorporated by reference.

ITEM 5 - OTHER EVENTS

            Glacier's common stock has been registered as a class with the SEC, under Section 12(g) of the Securities Exchange Act of 1934 (the "Act"). As a result of the reorganization, the Company has become the successor registrant under Section 12(g) pursuant to SEC Rule 12g-3. Glacier has filed a Form 15 with the SEC pursuant to Rule 12g-4 requesting deregistration of Glacier's common stock, effective immediately. A copy of the Form 15 dated July 8, 1998 deregistering the common stock of Glacier, is attached to this report as Exhibit
(99).

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial statements - not applicable.

        (b)     Pro forma financial information - not applicable.

        (c)     Exhibits:

                        (22)    Proxy Statement/Prospectus dated June 5, 1998 *

                        (99) Form 15 dated July 8, 1998, of Glacier Bancorp, Inc. to deregister Glacier's common stock pursuant to Rule 12g-4(a)(1)(i)


* Previously filed and incorporated by reference to the Company's Registration Statement on Form S-4 (File No. 333-50965).


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Dated: July 8, 1998


                                        GLACIER BANCORP, INC.



                                        By /s/ Michael J. Blodnick
                                           -------------------------------------
                                           Michael J. Blodnick
                                           President and Chief Executive Officer


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